Exhibit 10.13
    EXECUTION VERSION
THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of February 25, 2025, by and among SERVICE PROPERTIES TRUST, a real estate investment trust formed under the laws of the State of Maryland (the “Borrower”), the other Loan Parties solely for the purpose of Section 13 hereof, each of the Lenders, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other parties have entered into that certain Third Amended and Restated Credit Agreement dated as of June 29, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders consent to the release of Liens on (i) each Collateral Property listed on Schedule I hereto (each, a “Released Property”) and (ii) the Equity Interests listed on Schedule II hereto (collectively, the “Released Equity Interests” and, together with the Released Properties, the “Released Assets”) (which Equity Interests constitute “Pledged Interests” under and as defined in the Pledge Agreement immediately prior to giving effect to the Partial Release (defined below));

WHEREAS, in substitution for, and as a condition to the release of, such Released Properties, the Borrower intends to include each Property listed on Schedule III hereto (each, a “Replacement Collateral Property”) as a Collateral Property in accordance with Section 7.15(a) of the Credit Agreement, and the Replacement Collateral Property Pledged Interests (defined below) will be pledged to the Administrative Agent in accordance with Section 7.14(a) of the Credit Agreement; and

WHEREAS, as permitted by Section 12.6. of the Credit Agreement, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement in certain respects, subject to the terms and conditions of this Amendment (the Credit Agreement as so amended hereby, the “Amended Credit Agreement”).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Limited Consent; Partial Release; Guarantor Release.

(a)    In accordance with Section 12.6 of the Credit Agreement, the Lenders party hereto (constituting all Lenders as of the Third Amendment Effective Date) hereby consent to the release of all Liens on, and security interests in, each of the Released Assets granted to or held by the Administrative Agent for the benefit of the Secured Parties under the Loan Documents, upon, and subject to the occurrence of, the date upon which each of the following conditions is satisfied (the “Mortgage Collateral Replacement Date”): (i) satisfaction of the Replacement Mortgage Collateral Requirement, and (ii) with respect to each Released Asset, satisfaction of each of the conditions to release set forth in Section 7.14(b) and 7.15(b) of the Amended Credit Agreement, as applicable (as if each such release of a Released Property were a Property Release) (other than the requirement that any such Property Release be in connection with a Qualified Collateral Property Sale or other qualifying event or circumstance prompting the release request as required under Section 7.15(b) of the Amended Credit Agreement) (the foregoing consent described in this Section 1(a), the “Limited Consent”). This Limited Consent (w) is a limited, one-time consent and shall only be relied upon and used for the specific purpose set forth herein, (x) shall not constitute nor be deemed to constitute (A) a consent to anything other than as described in this Section 1(a) or (B) a waiver of any Default or Event of Default, (y) is not intended to, nor shall it, establish any course of dealing among the Loan Parties, on the one hand, and the Lenders and the Administrative Agent, on the other hand, and (z) shall not operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent under the Credit Agreement or the Amended Credit Agreement, or constitute a continuing waiver of any kind. For the avoidance of doubt, the Borrower may request a Property Release with respect to any Released Property pursuant to and in accordance with Section 7.15(b)(vi) of the Amended Credit Agreement in advance of the Mortgage Collateral Replacement Date.
(b)    In reliance on the Limited Consent granted by all Lenders party hereto upon the Third Amendment Effective Date, at any time upon or after the Mortgage Collateral Replacement Date, so long as no Default or Event of Default has occurred and is then continuing or would occur as a result of such release, the Administrative Agent shall (and is hereby irrevocably authorized by the Lenders to) (i) release the Liens on, and security interests in, the Released Assets granted pursuant to the Loan Documents, without recourse and without any representation or warranty of any kind, express or implied (the “Partial Release”); provided, that the Partial Release, if and when granted, shall not affect any obligations or indemnities of the Borrower or any of its Subsidiaries which by their express terms survive such Person’s release from, or the termination of (if applicable), the Security Documents or other Loan Documents to which it is (prior to giving effect to the Partial Release) a party, and (ii) upon giving effect to the Partial Release, release applicable Subsidiaries from all obligations as a Guarantor under the Guaranty subject to the terms and conditions of Section 7.13(b) of the Amended Credit Agreement (the “Guarantor Release” and, together with the Partial Release, the “Releases”).
(c)    Except as expressly set forth herein and contemplated hereby, the Limited Consent does not authorize the release of any other Collateral, nor will any other Collateral be released by the Partial Release if and when effected, and the Pledge Agreement, each other Security Instrument, and all Liens on, and security interests in, all other Collateral granted to or held by the Administrative Agent, for the benefit of the Lenders, under the Loan Documents shall remain in full force and effect. Each Release is limited to the express terms thereof as set forth herein and shall not be deemed (A) to be an amendment, consent or waiver of any other term or condition of the Credit Agreement, any Security Document, the Guaranty, or any other Loan Document or (B) to prejudice any right or remedy which the Administrative Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement, any Security Document, the Guaranty, or any other Loan Document. The parties do not intend this Amendment, any Release, or any other transaction contemplated hereby to be, and this Amendment, the Releases (if and when effected), and the other transactions contemplated hereby shall not be construed to be, a novation of the Obligations, the Guaranteed Obligations, or any other obligation owing by the Borrower or any other Loan Party under or in connection with the Loan Documents.
(d)    Each Lender party hereto irrevocably authorizes the Administrative Agent to (i) grant the Releases in accordance with the respective terms thereof and subject to the terms and conditions set forth in this Amendment, and (ii) execute and deliver to the Loan Parties or any other Person any documents confirming or otherwise evidencing the release of Liens and/or Guarantors effected pursuant to such Releases.
Section 2. Amendments to Credit Agreement. The Administrative Agent, the Borrower and each Lender listed on Annex A attached hereto (each such Lender, a “Consenting Requisite Lender” and, collectively, the “Consenting Requisite Lenders”) hereby agree that, subject to satisfaction of the conditions precedent set forth in Section 3 below, as of the Third Amendment Effective Date, the Credit

Agreement is hereby amended as follows (the amendments set forth in this Section 2, collectively, the “Requisite Lender Amendments”):

(a)    The following definitions set forth in Section 1.1 of the Credit Agreement are hereby amended and restated in their respective entireties as follows:
“Collateral Properties” means, collectively, (i) each Initial Collateral Property, (ii) each Specified Collateral Property for which (a) a Security Instrument and each other applicable Security Document has been delivered to and accepted by the Administrative Agent and (b) each other condition set forth on Annex I has been satisfied or waived in writing by the Administrative Agent in respect of such Property (provided that any such condition requiring delivery of Security Documents that the Administrative Agent determines to be applicable, a Title Policy, flood hazard determinations or, to the extent applicable, evidence of flood insurance coverage as required by the Administrative Agent shall not be waived without the written consent of the Requisite Lenders (or, solely in the case of flood hazard determinations and such evidence of flood insurance coverage, the written consent of each Lender)), and (iii) each other Property added as a Collateral Property from time to time pursuant to Section 7.15(a) (including, upon satisfaction of the Replacement Mortgage Collateral Requirement, each Replacement Collateral Property). For the avoidance of doubt, other than for purposes of Sections 6.1(p), 7.9, 9.9, 12.2 and 12.9, no Property that has been released pursuant to a Property Release in accordance with Section 7.15(b) (or, in the case of a Released Property (as defined in the Third Amendment), a deemed Property Release in accordance with Section 7.15(b) as provided in the Third Amendment) shall constitute a Collateral Property. Notwithstanding anything to the contrary herein or in any other Loan Document, regardless of whether or not the conditions specified in the foregoing clauses (ii)(a) and (ii)(b) shall have been satisfied with respect to any Specified Collateral Property, (x) at all times prior to the satisfaction of the Post-Closing Mortgage Collateral Requirement, each Specified Collateral Property shall be deemed to be a “Collateral Property” for all purposes hereunder (other than for purposes of (1) Sections 6.1(ee)(vii) and 6.1(ff) hereof, (2) except as otherwise expressly provided in clause (y) of this definition below, calculating Collateral Property Availability, or (3) any other provision hereof to the extent related to the encumbrance of such Property by a Lien in favor of the Administrative Agent (for the benefit of the Lenders) pursuant to a Security Instrument) and under the other Loan Documents, and (y) solely during the period from the Effective Date through the earlier of (A) the Post-Closing Mortgage Deadline or (B) the date of satisfaction of the Post-Closing Mortgage Collateral Requirement, so long as no Event of Default shall have occurred pursuant to Section 10.1(b)(i) as a result of any Loan Party failing to perform or observe any term, covenant or condition set forth in the final sentence of Section 7.16, each Specified Collateral Property shall be deemed to be a “Collateral Property” for purposes of calculating Collateral Property Availability.
“Collateral Property Availability” means, as determined with respect to the then Collateral Properties, the least of (i) (A) in the case of any such calculation prior to the Specified Adjustment Date, 40% of the as-stabilized Appraised Value of such Collateral Properties, in the aggregate, and (B) in the case of any such calculation on or after the Specified Adjustment Date, the sum of (x) in the case of Collateral Properties that are Travel Centers, 60% of the as-stabilized Appraised Value of such Collateral Properties, in the aggregate, and (y) in the case of all other Collateral Properties, 40% of the as-

stabilized Appraised Value of such Collateral Properties, in the aggregate, (ii) (A) in the case of any such calculation prior to the Specified Adjustment Date, 50% of the as-is Appraised Value of such Collateral Properties, in the aggregate, and (B) in the case of any such calculation on or after the Specified Adjustment Date, the sum of (x) in the case of Collateral Properties that are Travel Centers, 60% of the as-is Appraised Value of such Collateral Properties, in the aggregate, and (y) in the case of all other Collateral Properties, 50% of the as-is Appraised Value of such Collateral Properties, in the aggregate, and (iii) the amount that would result in a Collateral Property Debt Yield for such Collateral Properties (in the aggregate) as follows: (A) in the case of any such calculation from September 30, 2024 through and including December 31, 2024, 8.5%, (B) in the case of any such calculation from January 1, 2025 through and including March 31, 2025, 9.5%, (C) in the case of any such calculation from April 1, 2025 through and including June 30, 2025, 10%, (D) in the case of any such calculation from July 1, 2025 through and including September 30, 2025, 11%, and (E) in the case of any such calculation on or after October 1, 2025, 12%; provided that, notwithstanding anything to the contrary in this clause (iii), in the case of any such calculation on or after the Specified Adjustment Date, such designated percentage for purposes of this clause (iii) shall be 10%. If any Collateral Property shall cease to qualify as such pursuant to Section 7.15(c) or if the value of any Collateral Property shall otherwise be expressly excluded from the determination of Collateral Property Availability (or otherwise expressly limited) pursuant to the terms of the Security Instrument encumbering such Property or the Borrower Letter, then, in any such case, the value of such Property shall be excluded from the calculation of the Collateral Property Availability (or limited as expressly provided in the provision of the applicable Security Instrument or the Borrower Letter, as applicable, pursuant to which such limitation arises), and the Collateral Property Availability shall be recalculated immediately upon such exclusion (or limitation, as applicable). In addition, the Collateral Property Availability shall be recalculated on the Specified Adjustment Date.
(b)    The following definitions are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:
“FCCR Adjustment” has the meaning given that term in Section 9.1(b).

“First Extension” has the meaning given that term in Section 2.13.

“MRT Allocated Amount” means, with respect to each Collateral Property then encumbered by a Security Instrument, the principal amount of Loans on which New York Mortgage Recording Tax has been paid in connection with the initial encumbrance of such Collateral Property with the related Security Instrument, in the aggregate.

“New York Mortgage Recording Tax” means all taxes imposed by the State of New York, Seneca County or the Town of Waterloo in connection with the recordation of the Security Instrument with the County Clerk’s Office of Seneca County.

“Replacement Collateral Property” has the meaning given that term in the Third Amendment.

“Replacement Collateral Property Deadline” has the meaning given that term in the Third Amendment.

“Replacement Mortgage Collateral Requirement” has the meaning given that term in the Third Amendment.

“Specified Adjustment Date” means the earlier of (i) the first date of satisfaction of the Replacement Mortgage Collateral Requirement, and (ii) the Replacement Collateral Property Deadline.

“TA Lease” means the Second Amended and Restated Lease Agreement No. 5, dated as of May 15, 2023, by and among Highway Ventures Properties Trust and Highway Ventures Properties LLC, as landlord thereunder, and TA Operating LLC, as tenant thereunder, as amended, restated, modified, supplemented, and/or replaced from time to time subject to the terms of this Agreement.

“TA Lease Guaranty” means the Second Amended and Restated Guaranty Agreement, dated as of May 15, 2023, by BP Corporation North America, Inc. for the benefit of Highway Ventures Properties Trust and Highway Ventures Properties LLC, as landlords under the TA Lease, as amended, restated, modified, supplemented, and/or replaced from time to time subject to the terms of this Agreement.

“Third Amendment” means that certain Third Amendment to Third Amended and Restated Credit Agreement, dated as of February 25, 2025, among the Borrower, the other Loan Parties party thereto, the Lenders party thereto and the Administrative Agent.

(c)    Section 2.13 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“The Borrower shall have the right, exercisable two times, to extend the current Revolving Termination Date in effect as of the date each such right is exercised by six months. The Borrower may exercise such right only by executing and delivering to the Administrative Agent at least 30 days but not more than 180 days prior to the current Revolving Termination Date, a written request for such extension (an “Extension Request”). The Administrative Agent shall notify the Revolving Lenders if it receives an Extension Request promptly upon receipt thereof. Subject to satisfaction of the following conditions, the Revolving Termination Date shall be extended for six months effective upon receipt by the Administrative Agent of the Extension Request and payment of the fee referred to in the following clause (ii): (i) immediately prior to such extension and immediately after giving effect thereto (for the avoidance of doubt, in the case of such extension to be effected pursuant to the first Extension Request delivered hereunder (the “First Extension”), giving pro forma effect to the FCCR Adjustment), (x) no Default or Event of Default shall exist and (y) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party, shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the date of such extension with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Loan Documents, (ii) the Borrower shall have paid the Fees payable under Section 3.5.(d), and (iii) in the case of the First Extension, immediately upon giving effect thereto, the Borrower shall be in compliance with the financial covenant set forth in Section 9.1(b) (giving pro forma effect to the FCCR Adjustment), and the Borrower shall deliver to the Administrative Agent a duly completed pro forma Compliance Certificate attaching and certifying as to the Borrower’s calculations required to establish such compliance. At any time prior to the effectiveness of any such extension, upon the Administrative Agent’s request, the Borrower shall deliver to the Administrative Agent a certificate from the chief executive officer or chief financial officer certifying the matters referred to in the immediately preceding clauses (i)(x) and (i)(y).”
(d)    Section 5.2 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“In addition to the satisfaction or waiver of the conditions precedent contained in Section 5.1., the obligations of (i) Lenders to make any Loans and (ii) the Issuing Banks to issue, to extend the expiration date of, or to increase the Stated Amount of, Letters of Credit are each subject to the further conditions precedent that: (a) no Default or Event of Default shall exist as of the date of the making of such Loan or date of issuance, extension or increase of such Letter of Credit or would exist immediately after giving effect thereto, and no violation of the limits described in Section 2.15. would occur after giving effect thereto; (b) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party, shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the date of the making of such Loan or date of issuance, extension or increase of such Letter of Credit with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted hereunder; (c) in the case of the borrowing of Revolving Loans, the Administrative Agent shall have received a timely Notice of Borrowing, or in the case of the issuance of a Letter of Credit, the applicable Issuing Bank and the Administrative Agent shall have received a timely request for the issuance of such Letter of Credit; and (d) in the case of the borrowing of Revolving Loans, if, as of the date of the Notice of Borrowing requesting such Revolving Loans, the aggregate outstanding principal amount of Revolving Loans is less than the MRT Allocated Amount, then the Borrower shall have paid to the Administrative Agent New York Mortgage Recording Tax with respect to the amount of Revolving Loans so requested for disbursement; provided, that to the extent such disbursement (upon the funding thereof) will cause the outstanding principal balance of Revolving Loans to exceed the MRT Allocated Amount, no New York Mortgage Recording Tax shall be payable under this clause (d) on the amount of such excess. Each Credit Event shall constitute a certification by the Borrower to the effect set forth in the preceding sentence (both as of the date of the giving of notice relating to such Credit Event and, unless the Borrower otherwise notifies the Administrative Agent prior to the date of such Credit Event, as of the date of the occurrence of such Credit Event). In addition, the Borrower shall be deemed to have represented to the Administrative Agent and the Lenders at the time any Loan is made or any Letter of Credit is issued, extended or increased, that all conditions to the making of such Loan or issuing, extending or increasing of such Letter of Credit contained in this Article V. have been satisfied. Unless set forth in writing to the contrary, the making of its initial Loan by a Lender shall constitute a certification by such Lender to the Administrative Agent for the benefit of the Administrative Agent and the Lenders that the conditions precedent for initial Loans set forth in Sections 5.1. and 5.2. that have not previously been waived by the Lenders in accordance with the terms of this Agreement have been satisfied.”

(e)    Section 7.15(b) of the Credit Agreement is hereby amended by amending and restating clauses (v) and (vi) thereof with the following clauses (v) through (vii):
“(v)    If any Collateral Property to be released pursuant to such Property Release is subject to an agreement which restricts such Collateral Property from being owned, operated or encumbered independently from another Collateral Property, then (A) each such other Collateral Property shall be released concurrently with the effectiveness of such Property Release pursuant to one or more Property Releases in accordance with the terms hereof such that, upon giving effect to such Property Release and any other Property Release occurring simultaneously therewith, none of the remaining Collateral Properties shall be in violation of such restrictions or (B) the Administrative Agent shall have received evidence in form and substance satisfactory to the Administrative Agent in its reasonable discretion that the applicable agreement has been amended or replaced (in accordance with this Agreement) such that applicable Collateral Properties may be owned, operated and/or encumbered separately and independently from each other;

(vi)    If any Collateral Property to be released pursuant to such Property Release is subject to the TA Lease, then the TA Lease shall have been amended or modified (in accordance with this Agreement) to remove such Collateral Property to be released pursuant to such Property Release in form and substance acceptable to the Administrative Agent; and

(vii)    The Administrative Agent shall have received such written request at least ten (10) Business Days (or such shorter period as may be acceptable to the Administrative Agent) prior to the requested date of release.”
(f)    Section 7.15(e) of the Credit Agreement is hereby amended by amending and restating clauses (i) and (iv) thereof with the following clauses (i) through (v):
“(i)    In connection with the proposal of a Property as a Collateral Property pursuant to Section 7.15(a), which shall include, without limitation, in connection with the initial encumbrance of the Initial Collateral Properties and the Specified Collateral Properties with Security Instruments;

(ii)    If any Default or Event of Default exists, upon written request from the Administrative Agent to the Borrower;
(iii)    If necessary in order to comply with FIRREA, other Applicable Law or the requirements of any Governmental Authority relating to the Administrative Agent or any of the Lenders;
(iv)    In the case of any Collateral Property subject to the TA Lease, upon any assignment by, or replacement of, any guarantor or other credit support provider in respect of any tenant’s obligations thereunder; and

(v)    Upon written request from the Administrative Agent to the Borrower, not more than once every 12 months with respect to each Collateral Property;”
(g)    Section 9.1(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(b)    Minimum Fixed Charge Coverage Ratio. The Borrower shall not permit the ratio of (i) Adjusted EBITDA for the fiscal quarter of the Borrower most recently ending and the three immediately preceding fiscal quarters to (ii) Fixed Charges for such period, to be less than (x) at any time prior to the Third Amendment Effective Date, 1.50 to 1.00, and (y) at any time on or after the Third Amendment Effective Date, 1.30 to 1.00; provided, that, upon effectiveness of the First Extension pursuant to and in accordance with Section 2.13 (if such extension is so effected), the minimum ratio required pursuant to this Section 9.1(b) shall be automatically increased to 1.50 to 1.00 (the ratio adjustment described in this proviso, the “FCCR Adjustment”).”
(h)    Section 9.7 of the Credit Agreement is hereby amended by adding the following new clause (c) at the end thereof:
“(c)    The Borrower shall not, and shall not permit any Subsidiary or other Loan Party to, modify, amend, supplement, alter, assign, release, terminate, cancel and/or surrender the TA Lease and/or the TA Lease Guaranty, or consent to, accept or otherwise permit any of the foregoing by any party to the TA Lease and/or the TA Lease Guaranty, in each case, without the prior written consent of the Administrative Agent (or, solely in the case of any of the foregoing actions that effects a material change in the economic terms of the TA Lease and/or the TA Lease Guaranty, the Requisite Lenders); provided that the foregoing shall not prohibit any termination or replacement right unilaterally exercisable by the tenant or guarantor thereunder pursuant to the express terms thereof.”

Section 3. Conditions Precedent. The effectiveness of this Amendment (including, without limitation, the granting of the Limited Consent in accordance with its terms) is subject to (i) the truth and accuracy of the representations set forth in Section 4 below and (ii) the Administrative Agent’s receipt of each of the following, each of which shall be in form and substance satisfactory to the Administrative Agent (the first date on which each of the conditions pursuant to the foregoing clauses (i) and (ii) shall have been satisfied, the “Third Amendment Effective Date”):

(a)    a counterpart of this Amendment duly executed by (i) the Borrower and each other Loan Party, (ii) the Administrative Agent, and (iii) (A) to evidence its approval of this Amendment (including, without limitation, the Limited Consent but excluding the Requisite Lender Amendments), each Lender, and (B) to evidence their respective approvals of the Requisite Lender Amendments, Consenting Requisite Lenders constituting Requisite Lenders;

(b)    an opinion of Sullivan & Worcester LLP, and an opinion of Duane Morris LLP, special Maryland counsel, in each case, counsel to the Borrower and the other Loan Parties, addressed to the Administrative Agent and the Lenders and covering such matters as the Administrative Agent may reasonably request;

(c)    a certificate of the Borrower’s chief executive officer, chief legal officer, chief financial officer or chief accounting officer certifying as of the date hereof, after giving effect to this Amendment and the other transactions effected or contemplated hereby, that (i) no Default or Event of Default shall be in existence, (ii) the representations and warranties made or deemed made by the Borrower or any other Loan Party in the Amended Credit Agreement and any other Loan Document to which such Loan Party is a party shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on the date hereof except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Agreement, and (iii) the Collateral Property Availability is equal to or greater than $650,000,000;

(d)    evidence that all fees, expenses and reimbursement amounts due and payable to the Administrative Agent and any of the Lenders in connection with this Amendment have been paid (including, without limitation, all fees due and payable pursuant to that certain fee letter, dated as of the date hereof, by and among the Borrower, the Administrative Agent and Wells Fargo Securities, LLC);

(e)    (i) all information requested by the Administrative Agent or any Lender in order to comply with applicable “know your customer” and Anti-Money Laundering Laws and regulations, including without limitation, the Patriot Act, and (ii) if requested by the Administrative Agent or any Lender, to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to the Borrower, in each case, at least five (5) Business Days prior to the Third Amendment Effective Date; and

(f)    such other documents, agreements, instruments, certificates or other confirmations as the Administrative Agent may reasonably request.

Section 4. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a)    Authorization. The Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and the other Loan Documents executed in connection herewith and to perform its obligations hereunder, thereunder and under the Amended Credit Agreement in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and each of this Amendment and the Amended Credit Agreement is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

(b)    Compliance with Laws, etc. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of this Amendment and the Amended Credit Agreement in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Governmental Approval or violate any Applicable Law (including Environmental Laws) relating to the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of Borrower or any other Loan Party, or any indenture, agreement or other instrument to which the Borrower or any other Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower or any other Loan Party other than in favor of the Administrative Agent for its benefit and the benefit of the Lenders and the Issuing Banks.

(c)    No Default. No Default or Event of Default has occurred and is continuing as of the date hereof or will exist immediately after giving effect to this Amendment and the transactions effected hereby.

(d)    Representations and Warranties. Each of the representations and warranties set forth in the Amended Credit Agreement are true, correct and complete in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) as of the Third Amendment Effective Date upon giving effect to the transactions contemplated hereby, except to the extent that any such representation or warranty relates to a specific earlier date, in which case such representation and warranty shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) as of such earlier date.

Section 5. Post-Closing Covenant. As soon as reasonably practicable following the date hereof, but in no event later than 60 days after the Third Amendment Effective Date (or such later date as the Administrative Agent may approve in its sole discretion from time to time) (such date, as may be so extended from time to time as provided herein, the “Replacement Collateral Property Deadline”), the applicable Loan Parties shall deliver to the Administrative Agent (i) with respect to each Replacement Collateral Property, a Security Instrument and each of the items set forth on Annex I to the Amended Credit Agreement (to the extent applicable in accordance with the terms thereof), (ii) a supplement to Schedules 6.1.(ee).(vii) and 6.1.(ee).(ix) to the Amended Credit Agreement, (iii) duly executed and acknowledged copies of (A) a subordination, nondisturbance and attornment agreement in respect of the TA Lease, and (B) a consent of the guarantor under the TA Lease Guaranty, (iv) if the Equity Interests issued by the Subsidiary of the Borrower owning such Replacement Collateral Property (such Equity Interests, collectively, the “Replacement Collateral Property Pledged Interests”) are not, at such time, pledged to the Administrative Agent, for the benefit of the Lenders, in accordance with the Pledge Agreement, all of the items required to be delivered to the Administrative Agent under Section 7.14(a) of the Amended Credit Agreement (disregarding any discretion on the part of the Administrative Agent to forgo any such pledges, it being understood that the Administrative Agent requires that all such Replacement Collateral Property Pledged Interests be so pledged), and (v) if such Replacement Collateral Property is owned by a Subsidiary of the Borrower that is not, at such time, a Guarantor, all of the items required to be delivered to the Administrative Agent under Section 7.13(a) of the Amended Credit Agreement, in the case of each such item referenced in the foregoing clauses (i) through (v), in form and substance reasonably satisfactory to the Administrative Agent (collectively, the “Replacement Mortgage

Collateral Requirement”). Failure by the Loan Parties to comply with the covenant set forth in this Section 5 shall result in an immediate Event of Default under the Amended Credit Agreement. The Loan Parties acknowledge and agree that the covenants and other requirements of this Section 5 are material inducements to the Administrative Agent and the Lenders entering into this Amendment and granting the Limited Consent, and the Administrative Agent and such Lenders would not execute and deliver this Amendment or grant the Limited Consent but for the covenants and other requirements of the Loan Parties under this Section 5.

Section 6. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Amended Credit Agreement. This Amendment is a Loan Document.

Section 7. Costs and Expenses. The Borrower shall reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment, the addition of the Replacement Collateral Properties, the Release, and the other agreements and documents executed and delivered in connection herewith or therewith.

Section 8. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 10. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendment contained herein shall be deemed to have prospective application only. The Amended Credit Agreement is hereby ratified and confirmed in all respects. Nothing in this Amendment shall limit, impair or constitute a waiver of the rights, powers or remedies available to the Administrative Agent or the Lenders under the Amended Credit Agreement or any other Loan Document.

Section 11. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 12. Electronic Signatures. The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed by any Lender, Titled Agent, or Issuing Bank (collectively, the “Lender Parties”) in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature of such Lender Party or the use of a paper-based recordkeeping system with respect to such Lender Party, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to agree to accept electronic signatures from any Lender Party in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it. Each of the undersigned hereby (i) agrees that, for all purposes, electronic images of this Amendment (including with respect to any of the Lender Parties’ signature pages thereto) shall have the same legal effect, validity, admissibility into evidence and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity, admissibility into evidence or enforceability of this Amendment based solely on the lack of paper original copies hereof, including with respect to any of the Lender Parties’ signatures hereto.

Section 13. Reaffirmation. Each Loan Party, as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Person grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, in each case, pursuant to any Loan Document, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Amended Credit Agreement and each other Loan Document to which it is a party (after giving effect to this Amendment and all transactions effected or contemplated hereby, including, without limitation, the Release), and (ii) to the extent such Person granted liens on or security interests in any of its property pursuant to any Security Documents as security for or otherwise guaranteed the Obligations or Guaranteed Obligations, as applicable, under or with respect to the Loan Documents (except, in each case, to the extent heretofore expressly released and not subsequently re-encumbered pursuant to any Security Document), ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations or Guaranteed Obligations, as applicable, as amended hereby. Each Loan Party hereby consents to this Amendment and the transactions contemplated hereby (including, without limitation, the Release) and acknowledges that the Amended Credit Agreement and each other Loan Document (after giving effect to this Amendment and all transactions effected or contemplated hereby, including, without limitation, the Release) remains in full force and effect and is hereby ratified and reaffirmed.

Section 14. Lender Consent. Each Lender party hereto that is not a Consenting Requisite Lender consents to the Limited Consent and all other terms and provisions of this Amendment, except for the Requisite Lender Amendments. For the avoidance of doubt, each Consenting Requisite Lender party hereto consents to the Limited Consent and all other terms and provisions of this Amendment, including the Requisite Lender Amendments.

Section 15. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Amended Credit Agreement.

[Signatures on Next Page]

    IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Third Amended and Restated Credit Agreement to be duly executed as of the date first above written.

SERVICE PROPERTIES TRUST, as the Borrower

By: /s/ Brian E. Donley
Name: Brian E. Donley
Title: Chief Financial Officer and Treasurer

[Signature Page to Third Amendment to Third Amended and Restated Credit Agreement (SVC)]

BANNER NEWCO LLC
CAMBRIDGE TRS, INC.
HARBOR COURT ASSOCIATES, LLC
HIGHWAY VENTURES BORROWER LLC
HIGHWAY VENTURES LLC
HIGHWAY VENTURES PROPERTIES LLC
HIGHWAY VENTURES PROPERTIES TRUST
HPT CAMBRIDGE LLC
HPT CLIFT TRS LLC
HPT CW MA REALTY LLC
HPT CY TRS, INC.
HPT GEARY ABC HOLDINGS LLC
HPT GEARY PROPERTIES TRUST
HPT IHG CHICAGO PROPERTY LLC
HPT IHG GA PROPERTIES LLC
HPT IHG-2 PROPERTIES TRUST
HPT IHG-3 PROPERTIES LLC
HPT SN HOLDING, INC.
HPT STATE STREET TRS LLC
HPT SUITE PROPERTIES TRUST
HPT TA PROPERTIES LLC
HPT TA PROPERTIES TRUST
HPT TRS IHG-2, INC.
HPT TRS INC.
HPT TRS MRP, INC.
HPT TRS SPES II, INC.
HPT TRS WYN, INC.
HPT WACKER DRIVE TRS LLC
HPTCY PROPERTIES TRUST
HPTMI HAWAII, INC.
HPTMI PROPERTIES TRUST
HPTWN PROPERTIES TRUST
ROYAL SONESTA, INC.
SVC GATEHALL DRIVE TRS LLC
SVC HIGGINS ROAD TRS LLC
SVC HOLDINGS LLC
SVC JERSEY CITY TRS LLC
SVC MANNHEIM ROAD TRS LLC
SVC MINNEAPOLIS TRS LLC
SVC MORRIS PLAINS TRS LLC
SVC NANUET TRS LLC
SVC NJ TRS LLC
SVC RANDOLPH STREET TRS LLC
SVC REDONDO BEACH TRS LLC
SVCN 1 LLC
SVCN 2 LLC
SVCN 3 LLC
SVCN 4 LLC
SVCN 5 LLC, each as a Loan Party

By: /s/ Brian E. Donley
Name: Brian E. Donley
Title: Chief Financial Officer & Treasurer

HPT CW MA REALTY TRUST, as a Loan Party

By: /s/ Brian E. Donley
Name: Brian E. Donley
Title: as a trustee and not individually

[Signature Page to Third Amendment to Third Amended and Restated Credit Agreement (SVC)]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By: /s/ Scott S. Solis
Name: Scott S. Solis
Title: Managing Director

[Signature Page to Third Amendment to Third Amended and Restated Credit Agreement (SVC)]

SIGNATURE PAGE TO THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, AMONG SERVICE PROPERTIES TRUST, EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Name of Institution: BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Stephanie Whitman
Name: Stephanie Whitman
Title: Vice President

[Signature Page to Third Amendment to Third Amended and Restated Credit Agreement (SVC)]

SIGNATURE PAGE TO THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, AMONG SERVICE PROPERTIES TRUST, EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

JPMorgan Chase Bank, N.A., as a Lender

By: /s/ Richard Armstrong
Name: Richard Armstrong
Title: Vice President

[Signature Page to Third Amendment to Third Amended and Restated Credit Agreement (SVC)]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Shari L. Reams-Henofer
Name: Shari L. Reams-Henofer
Title: Senior Vice President

[Signature Page to Third Amendment to Third Amended and Restated Credit Agreement (SVC)]

SIGNATURE PAGE TO THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, AMONG SERVICE PROPERTIES TRUST, EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Name of Institution: GOLDMAN SACHS BANK USA,
as a Lender

By: /s/ Priyankush Goswami
Name: Priyankush Goswami
Title: Authorized Signatory

[Signature Page to Third Amendment to Third Amended and Restated Credit Agreement (SVC)]

SIGNATURE PAGE TO THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, AMONG SERVICE PROPERTIES TRUST, EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Name of Institution: Citibank N.A.,
as a Lender

By: /s/ Christopher Albano
Name: Christopher Albano
Title: Authorized Signatory

[Signature Page to Third Amendment to Third Amended and Restated Credit Agreement (SVC)]

SIGNATURE PAGE TO THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, AMONG SERVICE PROPERTIES TRUST, EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Name of Institution: MORGAN STANLEY BANK, N.A., as a Lender

By: /s/ Jack Kuhns
Name: Jack Kuhns
Title: Authorized Signatory

[Signature Page to Third Amendment to Third Amended and Restated Credit Agreement (SVC)]

BMO Bank, N.A., as a Lender

By: /s/ Rebecca Liu Chabanon
Name: Rebecca Liu Chabanon
Title: Director

[Signature Page to Third Amendment to Third Amended and Restated Credit Agreement (SVC)]

SIGNATURE PAGE TO THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, AMONG SERVICE PROPERTIES TRUST, EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Name of Institution: UBS AG, STAMFORD BRANCH, as a Lender

By: /s/ Muhammad Afzal
Name: Muhammad Afzal
Title: Director

By: /s/ Danielle Calo
Name: Danielle Calo
Title: Director

[Signature Page to Third Amendment to Third Amended and Restated Credit Agreement (SVC)]

ANNEX A

Consenting Requisite Lenders

1.    Wells Fargo Bank, National Association
2.    JPMorgan Chase Bank, N.A.
3.    Bank of America, N.A.
4.    BMO Bank, N.A.
5.    PNC Bank, National Association
6.    Citibank, N.A.
7.    UBS AG, Stamford Branch
8.    Morgan Stanley Bank, N.A.
9.    Goldman Sachs Bank

SCHEDULE I

Released Properties

Owner	Street Address	City	State
HPTMI Properties Trust	50 State Farm Parkway	Homewood	AL
HPTMI Properties Trust	10740 North 90th Street	Phoenix/Scottsdale	AZ
HPTMI Properties Trust	6040 N. Scottsdale Road	Scottsdale	AZ
HPTMI Properties Trust	5075 S. Priest Drive	Tempe	AZ
HPTMI Properties Trust	1400 N. Country Club Road	Flagstaff	AZ
HPTMI Properties Trust	601 South Ash Ave.	Tempe	AZ
HPTMI Properties Trust	920 North 54th Street	Phoenix/S. Chandler	AZ
HPTMI Properties Trust	5555 Shellmound Street	Emeryville	CA
HPTMI Properties Trust	1350 Veterans Boulevard	Oyster Point/San Francisco	CA
HPTMI Properties Trust	11002 Rancho Carmel Drive	San Diego (Rancho Bernado)	CA
HPTMI Properties Trust	9930 Slater Avenue	Fountain Valley	CA
HPTMI Properties Trust	5322 North Diana Avenue	Fresno	CA
HPTMI Properties Trust	1300 Veterans Boulevard	Oyster Point/San Francisco	CA
HPTMI Properties Trust	2250 Contra Costa Blvd.	Pleasant Hill	CA
HPTMI Properties Trust	18090 San Ramon Valley Blvd.	San Ramon/Oakland	CA
HPTMI Properties Trust	300 North Harbor Drive	Redondo Beach	CA
HPTMI Properties Trust	3443 George Busbee Parkway	Atlanta Town (Ken)	GA
HPTMI Properties Trust	1325 North Point Drive	Atlanta/Northpoint Mall	GA
HPTMI Properties Trust	5465 Winward Parkway, West	Alpharetta	GA
HPTMI Hawaii, Inc.	Kalapaki Beach	Lihue Kauai	HI
HPTMI Properties Trust	201 East Walton Street	Chicago	IL
Royal Sonesta, Inc.	300 Bourbon Street	New Orleans	LA
HPTMI Properties Trust	345 St. Joseph	New Orleans	LA
HPT Cambridge LLC	40 Edwin H. Land Boulevard	Cambridge	MA
HPTMI Properties Trust	170 Admiral Cochrane Drive	Annapolis	MD
HPTMI Properties Trust	1160 Winterson Road	BWI Airport	MD
HPTMI Properties Trust	30120 Civic Center Drive	Warren	MI
HPTMI Properties Trust	2900 Regency Parkway	Raleigh/Carey	NC
HPTMI Properties Trust	2020 Hospitality Court	Raleigh Airport/Morrissville	NC
HPTMI Properties Trust	3 Gatehall Drive	Parsippany	NJ
HPTMI Properties Trust	3300 Prospect Avenue, NE	Albuquerque	NM
HPTMI Properties Trust	9845 Gateway Drive	Reno	NV

HPTMI Properties Trust	1901 North Rainbow Blvd	Las Vegas West/Summerlin	NV
HPTMI Properties Trust	4034 Paradise Road	Las Vegas	NV
HPTMI Properties Trust	2180 Motel Drive	Allentown	PA
HPTMI Properties Trust	2160 Motel Drive	Allentown	PA
HPTMI Properties Trust	600 Marriott DR	Nashville	TN
HPTMI Properties Trust	206 Ward Circle	Brentwood (Nash Farms)	TN
HPTMI Properties Trust	1100 Airport Center Drive	Nashville AP	TN
HPTMI Properties Trust	425 Bonham Street	San Antonio (Alamo)	TX
HPTMI Properties Trust	701 Congress Avenue	Austin	TX
HPTMI Properties Trust	205 Hillwood Avenue	Falls Church	VA
HPTMI Properties Trust	1111 Millmont Street	Charlottesville	VA
HPTMI Properties Trust	12815 Fairlakes Parkway	Fairfax	VA
HPTMI Properties Trust	300 SW 19th Street	Renton	WA
HPTMI Properties Trust	200 SW 19th Street	Renton	WA
HPTMI Properties Trust	200 Hotel Circle, Northgate Business Pk	Charleston	WV

SCHEDULE II

Released Equity Interests

1.    HPTMI Properties Trust
2.    HPTMI Hawaii, Inc.
3.    Royal Sonesta, Inc.
4.    HPT Cambridge LLC

SCHEDULE III

Replacement Collateral Properties

Owner	Street Address	City	State
Highway Ventures Properties Trust	1724 West Grand Avenue	Gadsden	AL
Highway Ventures Properties Trust	22526 Highway 216	Bucksville	AL
Highway Ventures Properties Trust	3205 Valentine Road	North Little Rock	AR
Highway Ventures Properties Trust	5235 North Sunland Gin Road	Eloy	AZ
Highway Ventures Properties Trust	970 South Blake Ranch Road	Kingman	AZ
Highway Ventures Properties Trust	28991 West Gonzaga	Santa Nella	CA
Highway Ventures Properties Trust	2151 South Avenue	Corning	CA
Highway Ventures Properties Trust	7401 West Highway 318	Ocala	FL
Highway Ventures Properties LLC	3181 and 3195 Donald Lee Hollowell Parkway	Atlanta	GA
Highway Ventures Properties LLC	1105 East King Avenue	Kingsland	GA
Highway Ventures Properties LLC	24225 and 24263 W. Lorenzo Road	Wilmington	IL
Highway Ventures Properties LLC	1409 South Country Road 850 East	Greensburg	IN
Highway Ventures Properties Trust	554 West Glendale Hodgenville Road	Glendale	KY
Highway Ventures Properties Trust	6918 W. Bert Kouns	Shreveport	LA
Highway Ventures Properties Trust	2100 Southwest Railroad Avenue	Hammond	LA
Highway Ventures Properties Trust	3304 Gold Road	Kingdom City	MO
Highway Ventures Properties Trust	501 Buckhorn Road	Mebane	NC
Highway Ventures Properties Trust	402 Rising Sun Road	Bordentown	NJ
Highway Ventures Properties Trust	1430 Motel Drive	Milan	NM
Highway Ventures Properties Trust	6595 North Hollywood Boulevard	Las Vegas	NV
Highway Ventures Properties Trust	1950 East Greg Street	Sparks	NV

Highway Ventures Properties Trust	1255 Route 414	Waterloo	NY
Highway Ventures Properties Trust	26416 West Service Road	Perrysburg	OH
Highway Ventures Properties Trust	1 Petro Place	Girard	OH
Highway Ventures Properties Trust	9787 US Route 40 West	New Paris	OH
Highway Ventures Properties Trust	1201 Harrisburg Pike	Carlisle	PA
Highway Ventures Properties Trust	3001 TV Road	Florence	SC
Highway Ventures Properties Trust	722 Watt Road	Knoxville	TN
Highway Ventures Properties Trust	162 Luyben Hills Road	Kingston Springs	TN
Highway Ventures Properties Trust	1295 Horizon Boulevard	El Paso	TX
Highway Ventures Properties Trust	2001 Santa Fe Drive	Weatherford	TX
Highway Ventures Properties Trust	1112 Ackerman Road	San Antonio	TX
Highway Ventures Properties Trust	8500 E I-40 at Lakeside Drive	Amarillo	TX
Highway Ventures Properties Trust	601 East Vinton Road	Vinton	TX
Highway Ventures Properties Trust	1855 Curtis Street	Laramie	WY